Shareholders' Equity (Details) (USD $) In Thousands	Jun. 30, 2011	Jun. 30, 2010
Accumulated Other Comprehensive Loss
Pension liability, net of taxes	$ (11,212)	$ (12,081)
Foreign currency translation, net of taxes	16,189	5,914
Unrealized gains on investment securities available for sale, net of taxes	82	135
Unrealized losses on cash flow hedges, net of taxes	0	(16)
Total accumulated other comprehensive income (loss)	$ 5,059	$ (6,048)